                                                                   Exhibit 10(r)

                                 FIRST AMENDMENT
                                       TO
                              TRUST AGREEMENT NO. 2
                  (Amended and Restated Effective June 1, 1997)


     WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and AmeriTrust Company National Association entered into Trust Agreement No. 2 (the "Agreement") effective October 28, 1987; and

     WHEREAS, Key Trust Company of Ohio, N.A. (The "Trustee") is the successor in interest to Society National Bank, which was the successor in interest to AmeriTrust Company National Association; and

     WHEREAS, Cleveland-Cliffs and the Trustee amended and restated the Agreement effective as of June 1, 1997; and

     WHEREAS, Cleveland-Cliffs and the Trustee desire to amend an Exhibit to the Agreement;

     NOW, THEREFORE, effective July 1, 1997, Cleveland-Cliffs and the Trustee hereby amend the Agreement by revising EXHIBIT A thereto, which EXHIBIT A is attached hereto and made a part hereof, to provide as hereinafter set forth in such attached EXHIBIT A.


                                      * * *


     IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have executed this First Amendment at Cleveland, Ohio this 15th day of July, 1997.


                                     CLEVELAND-CLIFFS INC



                                     By: /s/ R.F. Novak
                                        ----------------------------
                                       Title: Vice President - Human Resources
                                             -----------------------

                                     KEYTRUST COMPANY OF OHIO, N.A.,


                                     By: /s/ Kelley Clark
                                        ----------------------------
                                       Title: Vice President
                                             -----------------------
                                     and

                                     By: /s/ J.A. Radazzo
                                        ----------------------------
                                       Title: VP
                                             -----------------------

Executives                                                      Exhibit A
----------                                                      ---------

       Name                                    Title
-----------------------         ------------------------------------------

M. T. Moore                     Chairman and Chief Executive Officer
J. S. Brinzo                    Executive Vice President-Finance and Planning
W. R. Calfee                    Executive Vice President-Commercial
T. J. O'Neil                    Executive Vice President-Operations


Key Employees
-------------

       Name                                    Title
------------------------        ------------------------------------------
J. W. Sanders                   Senior Vice President-International Development
A. S. West                      Senior Vice President-Sales
C. B. Bezik                     Vice President and Treasurer
G. N. Chandler                  Vice President-Reduced Iron
R. Emmet                        Vice President and Controller
F. L. Hartman                   Vice President and General Counsel
R. F. Novak                     Vice President-Human Resources
J. A. Trethewey                 Vice President-Operations Services
J. E. Lenhard                   Secretary and Assistant General Counsel
R. C. Berglund                  General Manager-Northshore Mine
L. G. Dykers                    General Manager-Hibbing Taconite
D. Lebel                        General Manager-Wabush Mines
M. P. Mlinar                     General Manager-Tilden Mine
T. S. Petersen                  General Manager-Empire Mine
J. N. Tuomi                     General Manager-LTV Steel Mining Company
R. W. von Bitter                General Manager-Cliffs Reduced Iron Corp.


7-1-97